UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2015
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No. 001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Polaris Parkway Columbus, OH and Im Langacher 44 CH Greifensee, Switzerland	43240 and 8606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

		Page
Item 8.01	Other Event	3

Item 9.01	Financial Statements and Exhibits	3

Signatures		3

Item 8.01 Entry into a Material Definitive Agreement

On April 24, 2015, the Company amended the definition of “Change of Control” in the following document:

•
the Credit Agreement among Mettler-Toledo, certain of its subsidiaries, JPMorgan Chase Bank, N.A. as Administrative Agent and certain other financial institutions, dated as of December 20, 2011, as amended on November 26, 2013.

On April 29, 2015, the Company amended the definition of "Change of Control" in the following documents:

•	the Note Purchase Agreement, dated as of March 31, 2015 among Mettler-Toledo and the accredited institutions named therein;

•	the Note Purchase Agreement dated as of June 27, 2014 among Mettler-Toledo and the accredited institutions named therein;

•
the Note Purchase Agreement dated as of October 10, 2012 as supplemented by that certain First Supplement to Note Purchase Agreement dated as of July 29, 2013, among Mettler-Toledo and the accredited institutions named therein; and

•	the Note Purchase Agreement dated as of June 25, 2009 among Mettler-Toledo and the accredited institutions named therein (collectively, the “Amendment Agreements”).

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each of the amendments, which are filed herewith as Exhibit 99.1, 99.2, 99.3, 99.4 and 99.5 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1
Amendment No. 2 to Credit Agreement among the Company, certain of its subsidiaries, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and certain other financial institutions, dated as of December 20, 2011.

99.2
First Amendment to Note Purchase Agreement dated as of March 31, 2015 by and among Mettler-Toledo International Inc., Metropolitan Life Insurance Company, MetLife Insurance Company USA, OMI MLIC Investments Limited and Massachusetts Mutual Life Insurance Company.

99.3
First Amendment to Note Purchase Agreement dated as of June 27, 2014 by and among Mettler-Toledo International Inc., Babson Capital Management LLC, Cigna Investments, Inc. and Teachers Insurance and Annuity Association of America.

99.4
First Amendment to Note Purchase Agreement dated as of October 10, 2012 by and among Mettler-Toledo International Inc., Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MassMutual Asia Limited, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Aviva Life and Annuity Company Royal Neighbors of America as supplemented by that certain First Supplement to Note Purchase Agreement dated as of July 29, 2013.

99.5
First Amendment to Note Purchase Agreement dated as of June 25, 2009 by and among Mettler-Toledo International Inc. and Connecticut General Life Insurance Company, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MassMutual Asia Limited, American Investors Life Insurance Company, Aviva Life and Annuity Company, Bankers Life and Casualty Company, Conseco Life Insurance Company, Conseco Health Insurance Company and Colonial Penn Life Insurance Company.